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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

          Date of Report (Date earliest event reported) May 22, 2002
                            -----------------------


                            SAF T LOK INCORPORATED
            ------------------------------------------------------
            (exact name of registrant as specified in its charter)


                                    FLORIDA
                ----------------------------------------------
                (State or other jurisdiction of incorporation)



            1-11968                                     65-0142837
    ------------------------              ------------------------------------
    (Commission File Number)              (IRS Employer Identification Number)


                  32 West State Street - Sharon,Pennsylvania
            -------------------------------------------------------
                   (Address of principal executive offices)

                                     16146
                                  ----------
                                  (Zip Code)


      Registrant's Telephone Number, Including Area Code: (724) 981-3159

                                   --------

                                      N/A
                                 -------------

         (Former name or former address, if changed since last report)
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Item 3.    BANKRUPTCY

     On May 22, 2002, SAF T LOK INCORPORATED filed a Petition for Bankruptcy under Chapter 7 of the Bankruptcy Code with the United States Bankruptcy Court, Western District of Pennsylvania, Erie Division.

Item 7.    EXHIBITS

     A press release attached hereto is filed as part of this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         SAF T LOK INCORPORATED



                         By:  /s/ John F. Hornbostel, Jr.
                            ----------------------------------------------------
                              John F. Hornbostel, Jr., Esq.
                              Director, Chairman, Secretary and General Counsel

Dated: May 22, 2002

INDEX TO EXHIBIT

Exhibit 99.1

Description - Press Release